REVENUE	12 Months Ended
Dec. 31, 2024
Disclosure of disaggregation of revenue from contracts with customers [abstract]
REVENUE	REVENUE
The Company’s revenue was as follows:

	For the year ended December 31,
	2024	2023	2022

Non-lease components of rental arrangements	$4,772,755	$4,194,415	$3,287,013
Other	281,024	108,564	92,998
Revenue from contracts with customers (IFRS 15)	5,053,779	4,302,979	3,380,011
Rental income	38,808,593	35,133,364	28,603,556
Total revenues	$43,862,372	$39,436,343	$31,983,567
Note 8 contains further information of the Company’s revenue based on segment and geography.
The Company, through its subsidiaries, has entered into various operating leases agreements with customers for the rental of its investment properties. Most of the Company’s lease agreements associated with the investment properties contain an initial lease term from 5 to 10 years and generally include renewal options for one or more additional terms of varying lengths. The Company’s weighted average lease term remaining on leases in the operating properties and properties under development, based on square feet of all leases in effect as of December 31, 2024, 2023 and 2022 was 5.1 years, 5.3 years and 6.2 years, respectively.
These leases are based on a minimum rental payment in USD for properties located in Costa Rica and Peru, and COP for properties in Colombia, plus maintenance fees and recoverable expenses, and security deposits associated with the agreements, which are commonly used for covering any repair, improvement tasks or as a final payment when the lease agreement ends.
The following table summarizes the Company’s minimum lease payments under non-cancellable operating leases as of December 31, 2024:

Amount

2025	$45,233,302
2026	42,431,635
2027	39,192,200
2028	30,811,418
2029	24,885,424
Thereafter	80,013,009
Total	$262,566,988